SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series VIII
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Form of

Telephone Reminder Script

[Note to Representative: This script should be used for [insert name(s) of fund(s) that will be holding a meeting]. These fund(s) are scheduled to hold a shareholder meeting on [insert shareholder meeting date] [if meeting has been adjourned add: which has been adjourned to [insert date of rescheduled shareholder meeting]]. Participants that owned the fund(s) on [insert record date] are eligible to vote at this shareholder meeting.]

Scenario 1 - Proxy has been mailed to participants but we have not received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. Voting is easy. You can cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 2 - Proxy has been mailed to participants and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 3 - Scheduled shareholder meeting has been adjourned due to lack of participation and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  Did you know that the fund[´s/s'] shareholder meeting originally scheduled for [state date of original meeting] has been postponed to [state date of new shareholder meeting] due to lack of shareholder participation? Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation.